T. Rowe Price Total Equity Market Index Fund

Supplement to Prospectus Dated May 1, 2013

To reflect the lowering of the fund’s management fee from 0.40% to 0.35%, the fee table and expense example on page 1 are revised as follows:

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	NONE

Maximum deferred sales charge (load)	NONE

Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	0.50%

Maximum account fee	$20[a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.35%[b]

Distribution and service (12b-1) fees	0.00%

Other expenses	0.00%

Acquired fund fees and expenses	0.01%

Total annual fund operating expenses	0.36%[c]

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b Restated to reflect current fees.

c The figure shown under “Total annual fund operating expenses” does not match the “Ratio of expenses to average net assets” shown in the Financial Highlights table, as that figure does not include acquired fund fees and expenses or reflect the lowering of the fund’s management fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$37	$116	$202	$456

On page 24, the first paragraph under “The Management Fee” is revised as follows:

The fund pays the investment adviser an annual all-inclusive management fee of 0.35% based on the fund’s average daily net assets. The management fee is calculated and accrued daily, and it includes investment management services and ordinary, recurring operating expenses but does not cover interest, taxes, brokerage, or nonrecurring extraordinary expenses. Effective June 1, 2013, the annual all-inclusive management fee was lowered from 0.40% to 0.35%.

The date of this supplement is June 28, 2013.

F123-041 6/28/13